                                  [SPECIMEN]





   COMMON STOCK                                                COMMON STOCK


                           OYO GEOSPACE CORPORATION

                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE
     NUMBER                       INDEX, INC.                     SHARES

   OY

                                                                CUSIP
                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


THIS CERTIFIES THAT


is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                            PAR VALUE $.01 EACH OF

                           OYO GEOSPACE CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.


Dated:



        Countersigned and Registered



             Transfer Agent and Registrar




                  [OYO GEOSPACE CORPORATION CORPORATE SEAL]


        /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
           Secretary                                   President




By
    Authorized Officer


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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                  X
                                   -------------------------------------------

                                  X
                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.


                                   ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                   INSTITUTION (SUCH AS A BANK OR BROKER)
                                   WHICH IS A PARTICIPANT IN THE SECURITIES
                                   TRANSFER AGENTS MEDALLION PROGRAM
                                   ("STANDING IN THE NEW YOURK STOCK EXCHANGE,
                                   INC. MEDALLION SIGNATURE PROGRAM ("MSP"),
                                   OR THE STOCK EXCHANGES MEDALLION
                                   PROGRAM ("EMP") AND MUST NOT BE DATED.
                                   GUARANTEES BY A NOTARY PUBLIC ARE NOT
                                   ACCEPTABLE